                                                                   Exhibit 99.2



PXRE            Consolidated Balance Sheets
Group Ltd.      (Dollars in thousands, except par value per share)
-------------------------------------------------------------------------------

                                                                                                    March 31,      December 31,
                                                                                                     2004             2003
                                                                                                     ----             ----
                                                                                                  (Unaudited)
Assets             Investments:
                      Fixed maturities:
                        Available-for-sale (amortized cost $689,381 and $613,833, respectively)   $   701,068    $   617,658
                        Trading (cost $20,370 and $20,370, respectively)                               21,541         21,451
                      Short-term investments                                                          196,363        175,771
                      Hedge funds (cost $84,338 and $87,691, respectively)                            119,869        121,466
                      Other invested assets (cost $8,583 and $9,365, respectively)                      9,274         10,173
                                                                                                  -----------    -----------
                         Total investments                                                          1,048,115        946,519
                   Cash                                                                                17,812         65,808
                   Accrued investment income                                                            6,560          5,490
                   Premiums receivable, net                                                            72,409         79,501
                   Other receivables                                                                   30,103         30,695
                   Reinsurance recoverable on paid losses                                              15,956         15,494
                   Reinsurance recoverable on unpaid losses                                           134,873        146,924
                   Ceded unearned premiums                                                             14,942         10,454
                   Deferred acquisition costs                                                           2,529          2,495
                   Income tax recoverable                                                              14,728         14,133
                   Other assets                                                                        57,543         42,134
                                                                                                  -----------    -----------
                         Total assets                                                             $ 1,415,570    $ 1,359,647
                                                                                                  ===========    ===========

Liabilities        Losses and loss expenses                                                       $   436,680    $   450,635
                   Unearned premiums                                                                   46,626         21,566
                   Subordinated debt                                                                  167,070              -
                   Reinsurance balances payable                                                        48,473         53,373
                   Deposit liabilities                                                                 75,808         80,583
                   Other liabilities                                                                   27,931         32,133
                                                                                                  -----------    -----------
                         Total liabilities                                                            802,588        638,290
                                                                                                  -----------    -----------

                   Minority interest in consolidated subsidiaries:
                       Company-obligated mandatorily redeemable capital trust
                        pass-through securities of subsidiary trusts holding solely a
                        company-guaranteed related subordinated debt                                        -        156,841
                                                                                                  -----------    -----------

Shareholders'      Serial convertible preferred shares, $1.00 par value, $10,000
Equity                  stated value -- 10 million shares authorized, 0.02 million shares
                        issued and outstanding                                                        175,634        172,190
                   Common shares, $1.00 par value -- 50 million shares
                        authorized, 14.1 million and 13.3 million shares issued
                        and outstanding, respectively                                                  14,101         13,277
                   Additional paid-in capital                                                         209,717        192,078
                   Accumulated other comprehensive income net of deferred income
                      tax expense of $2,242 and $1,242, respectively                                    7,215          1,692
                   Retained earnings                                                                  215,322        188,670
                   Restricted shares at cost (0.4 million and 0.3 million shares, respectively)        (9,007)        (3,391)
                                                                                                  -----------    -----------
                         Total shareholders' equity                                                   612,982        564,516
                                                                                                  -----------    -----------
                         Total liabilities and shareholders' equity                               $ 1,415,570    $ 1,359,647
                                                                                                  ===========    ===========



        The accompanying notes are an integral part of these statements.

PXRE            Consolidated Statements of Income and Comprehensive Income
Group Ltd.      (Dollars in thousands, except per share amounts)
-------------------------------------------------------------------------------

                                                                                                            Three Months Ended
                                                                                                                 March 31,
                                                                                                             2004        2003
                                                                                                             ----        ----
                                                                                                                (Unaudited)
Revenues            Net premiums earned                                                                    $ 68,952    $ 84,772
                    Net investment income                                                                     6,869       5,475
                    Net realized investment gains (losses)                                                       89          (1)
                    Fee income                                                                                  599       1,276
                                                                                                           ---------   ---------
                                                                                                             76,509      91,522
                                                                                                           ---------   ---------

Losses and          Losses and loss expenses incurred                                                        18,139      32,599
Expenses            Commissions and brokerage                                                                 9,172      20,027
                    Operating expenses                                                                       12,620       9,176
                    Foreign exchange losses                                                                     266         241
                    Interest expense                                                                          3,675       2,259
                    Minority interest in consolidated subsidiaries                                                -       2,106
                                                                                                           ---------   ---------
                                                                                                             43,872      66,408
                                                                                                           ---------   ---------


                    Income before income taxes and cumulative effect of
                      accounting change                                                                      32,637      25,114
                    Income tax provision                                                                        653       1,507
                                                                                                           ---------   ---------

                    Income before cumulative effect of accounting change and
                      convertible preferred share dividends                                                  31,984      23,607
                    Cumulative effect of accounting change, net of $0.2 million tax expense                  (1,053)          -
                                                                                                           ---------   ---------

                    Net income before convertible preferred share dividends                                $ 30,931    $ 23,607
                                                                                                           ---------   ---------
                    Convertible preferred share dividends                                                     3,444       3,182
                                                                                                           ---------   ---------
                    Net income available to common shareholders                                            $ 27,487    $ 20,425
                                                                                                           =========   =========


Comprehensive       Net income before convertible preferred share dividends                                $ 30,931    $ 23,607
Income, Net         Net unrealized appreciation on investments                                                5,523         111
of Tax              Net unrealized appreciation on cash flow hedge                                                -         945
                                                                                                           ---------   ---------
                    Comprehensive income                                                                   $ 36,454    $ 24,663
                                                                                                           =========   =========


Per Share           Basic:
                         Income before cumulative effect of accounting change and
                             convertible preferred share dividends                                         $   2.38    $   1.98
                         Cumulative effect of accounting change                                               (0.08)          -
                         Convertible preferred share dividends                                                (0.26)      (0.27)
                                                                                                           ---------   ---------
                         Net income available to common shareholders                                       $   2.04    $   1.71
                                                                                                           =========   =========
                         Average shares outstanding (000's)                                                  13,417      11,894
                                                                                                           =========   =========


                    Diluted:
                         Income before cumulative effect of accounting change                              $   1.22      $ 1.04
                         Cumulative effect of accounting change                                               (0.04)          -
                                                                                                           ---------   ---------
                         Net income                                                                        $   1.18      $ 1.04
                                                                                                           =========   =========
                         Average shares outstanding (000's)                                                  26,282      22,664
                                                                                                           =========   =========

        The accompanying notes are an integral part of these statements.

PXRE            Consolidated Statements of Shareholders' Equity
Group Ltd.      (Dollars in thousands)
-------------------------------------------------------------------------------


                                                                                                    Three Months Ended
                                                                                                         March 31,
                                                                                                    2004           2003
                                                                                                    ----           ----
                                                                                                        (Unaudited)
Convertible              Balance at beginning of period                                          $ 172,190       $ 159,077
Preferred Shares         Dividends to convertible preferred shareholders                             3,444           3,182
                                                                                                 ----------      ----------
                             Balance at end of period                                            $ 175,634       $ 162,259
                                                                                                 ==========      ==========

Common Shares            Balance at beginning of period                                          $  13,277       $  12,030
                         Issuance of shares, net                                                       824             147
                                                                                                 ----------      ----------
                             Balance at end of period                                            $  14,101       $  12,177
                                                                                                 ==========      ==========

Additional               Balance at beginning of period                                          $ 192,078       $ 168,866
Paid-in Capital          Issuance of shares                                                         16,883           3,341
                         Other                                                                         756              64
                                                                                                 ----------      ----------
                             Balance at end of period                                            $ 209,717       $ 172,271
                                                                                                 ==========      ==========

Accumulated              Balance at beginning of period                                          $   1,692       $   7,142
Other                    Change in unrealized gains                                                  5,523             111
Comprehensive            Change in cash flow hedge                                                       -             945
Income                                                                                           ----------      ----------
                             Balance at end of period                                            $   7,215       $   8,198
                                                                                                 ==========      ==========

Retained                 Balance at beginning of period                                          $ 188,670       $ 108,062
Earnings                 Net income before convertible preferred share dividends                    30,931          23,607
                         Dividends to convertible preferred shareholders                            (3,444)         (3,182)
                         Dividends to common shareholders                                             (835)           (732)
                                                                                                 ----------      ----------
                             Balance at end of period                                            $ 215,322       $ 127,755
                                                                                                 ==========      ==========

Restricted Shares        Balance at beginning of period                                          $  (3,391)      $  (1,713)
                         Issuance of restricted shares                                              (6,966)         (3,845)
                         Amortization of restricted shares                                           1,350             776
                                                                                                 ----------      ----------
                             Balance at end of period                                            $  (9,007)      $  (4,782)
                                                                                                 ==========      ==========

Total                    Balance at beginning of period                                          $ 564,516       $ 453,464
Shareholders'            Issuance of shares                                                         17,707           3,488
Equity                   Restricted shares, net                                                     (5,616)         (3,069)
                         Unrealized appreciation on investments, net of deferred
                            income tax                                                               5,523             111
                         Unrealized appreciation on cash flow hedge, net of deferred
                            income tax                                                                   -             945
                         Net income before convertible preferred share dividends                    30,931          23,607
                         Dividends to common shareholders                                             (835)           (732)
                         Other                                                                         756              64
                                                                                                 ----------      ----------
                             Balance at end of period                                            $ 612,982       $ 477,878
                                                                                                 ==========      ==========

        The accompanying notes are an integral part of these statements.

PXRE                   Consolidated Statements of Cash Flows
Group Ltd.             (Dollars in thousands)
-------------------------------------------------------------------------------


                                                                                                           Three Months Ended
                                                                                                                March 31,
                                                                                                          2004           2003
                                                                                                          ----           ----
                                                                                                              (Unaudited)
Cash Flow              Premiums collected, net of reinsurance                                           $ 91,716       $ 96,665
from Operating         Loss and loss adjustment expenses paid, net of reinsurance                        (20,505)        (9,620)
Activities             Commission and brokerage paid, net of fee income                                   (8,613)       (12,476)
                       Operating expenses paid                                                           (13,096)       (10,661)
                       Net investment income received                                                      2,908          3,376
                       Interest paid                                                                      (5,796)        (4,749)
                       Income taxes paid                                                                  (1,252)        (3,523)
                       Trading portfolio purchased                                                             -         (5,688)
                       Deposit (paid) received                                                            (4,775)        30,937
                       Other                                                                             (11,317)        (8,342)
                                                                                                        ---------      ---------
                             Net cash provided by operating activities                                    29,270         75,919
                                                                                                        ---------      ---------

Cash Flow              Fixed maturities available for sale purchased                                    (174,949)        (3,814)
from Investing         Fixed maturities available for sale disposed or matured                           102,470         35,162
Activities             Hedge funds purchased                                                                   -         (4,000)
                       Hedge funds disposed                                                                5,028          7,835
                       Other invested assets purchased                                                         -           (100)
                       Other invested assets disposed                                                        891            374
                       Net change in short-term investments                                              (20,592)       (84,475)
                       Payable for securities                                                                (18)           233
                                                                                                        ---------      ---------
                             Net cash used by investing activities                                       (87,170)       (48,785)
                                                                                                        ---------      ---------

Cash Flow              Proceeds from issuance of common shares                                            11,382            286
from Financing         Cash dividends paid to common shareholders                                           (835)          (732)
Activities             Repayment of debt                                                                       -        (20,000)
                       Cost of shares repurchased                                                           (643)          (642)
                                                                                                        ---------      ---------
                              Net cash provided (used) by financing activities                             9,904        (21,088)
                                                                                                        ---------      ---------

                       Net change in cash                                                                (47,996)         6,046
                       Cash, beginning of period                                                          65,808         46,630
                                                                                                        ---------      ---------
                       Cash, end of period                                                              $ 17,812       $ 52,676
                                                                                                        =========      =========

                       Reconciliation of net income to net cash provided by operating activities:
                       Net income before convertible preferred share dividends                          $ 30,931       $ 23,607
                       Adjustments to reconcile net income to net cash
                         provided by operating activities:
                           Losses and loss expenses                                                      (13,955)       (10,217)
                           Unearned premiums                                                              20,572          8,572
                           Deferred acquisition costs                                                        (34)         7,073
                           Receivables                                                                     7,685         (1,645)
                           Reinsurance balances payable                                                   (4,900)        (4,495)
                           Reinsurance recoverable                                                        11,590         33,451
                           Income taxes                                                                     (610)        (2,015)
                           Equity in earnings of limited partnerships                                     (3,424)        (2,377)
                           Trading portfolio purchased                                                         -         (5,688)
                           Deposit liability                                                              (4,775)        30,937
                           Other                                                                         (13,810)        (1,284)
                                                                                                        ---------      ---------
                             Net cash provided by operating activities                                  $ 29,270       $ 75,919
                                                                                                        =========      =========


        The accompanying notes are an integral part of these statements.